                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                           ________________________

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                          __________________________



Date of Report (Date of
earliest event reported): September 28, 1995
                          ------------------


                           CONQUEST INDUSTRIES INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



       Delaware                                   76-0206582
--------------------------                    -------------------
(State or other jurisdic-                     (I.R.S. Employer
 tion of incorporation or                     Identification No.)
 organization)




                                    1-10206
                            -----------------------
                            (Commission File Number)


6400 West Gross Point Road
Niles, Illinois                                 60714
---------------------------                  ----------
(Address of principal                        (Zip Code)
 executive offices)

Registrant's telephone number, including area code (708) 647-7500
                                                   --------------




                                                               Page 1 of 3 Pages
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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

   On the recommendation of its Audit Committee and by action of its Board of Directors, Registrant, on September 28, 1995, retained BDO Seidman LLP ("BDO Seidman") as independent public accountants to audit its financial statements for the fiscal year ended September 30, 1995 and terminated (except for certain continuing work in connection with a pending registration of certain securities of the Registrant under the Securities Act of 1933, as amended) the engagement of the firm of Grant Thornton LLP ("Grant Thornton") as independent public accountants for Registrant, effective September 28, 1995. BDO Seidman was not consulted prior to their engagement with respect to any issues of the type required to be disclosed herein.

   Grant Thornton's report on the Registrant's financial statements for the fiscal years ended September 30, 1994 and 1993 contained no adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The report contained an emphasis paragraph indicating the Company has recorded an estimate of the value upon the disposition of its aviation operations at $4,250,000 and that it is reasonably possible that the ultimate amount, if any, obtained upon disposition of the aviation operations could be lower than the carrying value.

   In connection with its audits for the fiscal years ended September 30, 1994 and 1993 and in the subsequent interim period preceding the termination of Grant Thornton and the engagement of BDO Seidman, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

   No "reportable event" (as defined in Regulation S-K, Item 304) has occurred within the last two years or the subsequent interim period preceding the termination of Grant Thornton.

   Registrant has requested that Grant Thornton furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of Grant Thornton's letter to the Securities and Exchange Commission is filed as an exhibit to this Form 8-K.



ITEM 7.  EXHIBITS.

  1 -  Letter from Grant Thornton re: change in certifying accountants.*





__________________________________

*  [Filed herewith.]

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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 29, 1995

                                           CONQUEST INDUSTRIES INC.
                                           (Registrant)


                                           By:  /s/ Jerry Karlik
                                                -----------------------------
                                                Name:  Jerry Karlik
                                                Title: Chief Financial Officer





                                                               Page 3 of 3 Pages
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                                EXHIBIT INDEX
                                -------------


       Exhibit No.                       Description
       -----------                       -----------

          Ex-99.1 Letter from Grant Thornton re: change in certifying accountants.